UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 14, 2012

Revel AC, Inc.

(Exact name of registrant as specified in its charter)

Delaware		27-4853856
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Boardwalk, Atlantic City, New Jersey	08401
(Address of principal executive offices of each registrant)	(Zip Code)

(609) 572-6065

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On November 14, 2012, Revel AC, Inc. (the “issuer”) announced that it has extended its offer to exchange its outstanding 12% Second Lien Notes due 2018 for 12% Second Lien Notes due 2018 that have been registered under the Securities Act of 1933, as amended (the “Exchange Offer”). The Exchange Offer, previously scheduled to expire at 5:00 p.m., New York City time, on November 13, 2012, will now expire at 5:00 p.m., New York City time, on November 14, 2012, unless further extended by the issuer. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release, dated November 14, 2012, of Revel AC, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 14, 2012

REVEL AC, INC.

By:	/s/ Alan Greenstein
	Name:	Alan Greenstein
	Title:	Senior Vice President, Chief Financial Officer and Treasurer